SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2012

___________________

GREEN GLOBAL INVESTMENTS, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	65-0968842
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

74-77 Connaught Road Central

Beautiful Group Tower, Suite 802

Hong Kong, Hong Kong

 (Address of Principal Executive Offices)

  (852)-2384-6070

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this Current Report filed on Form 8-K (“Form 8-K”) that do not relate to present or historical conditions are “forward-looking statements.” Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause actual performance or results to differ materially from those expressed in or implied by, forward-looking statements include, but are not limited to: (i) our ability to consummate the share exchange transaction described in this Form 8-K, and (ii) other factors described under “Risk Factors” contained in our 2012 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Item  1.01

Entry into a Material Definitive Agreement.

On March 5, 2012 (the “Closing Date”), Green Global Investments, Inc., a Florida corporation (the “Company”), entered into a Membership Interest and Share Exchange Agreement (the “Agreement”) by and between the Company, Allen Tat Yan Huie (“Huie”), The Allen Huie Family Trust (“Huie Trust”), CommerCenters, LLC, a Florida limited liability company (“Comcen”) and certain individuals listed on Exhibit “A” of the Agreement (collectively, the “Members”), whereby the Members each agreed to assign their units in Comcen (the “Units”) in exchange for a number of shares of common stock in the Company as more specifically set forth in the Agreement.  A copy of the Agreement is attached hereto as Exhibit 10.1

The foregoing descriptions of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the copy of the Agreement filed herewith as Exhibit 10.1 which is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities

As more fully described in Item 1.01 above, in connection with the Agreement, on the Closing Date, we issued 25,526,330 shares of our common stock to the Members in exchange for the Units.  In the aggregate the shares issued are equal to 50.9% of the issued and outstanding shares of our common stock.  Reference is made to the disclosures set forth under Item 1.01 of this Current Report on Form 8-K, which disclosures are incorporated herein by reference. The issuance of the shares of common stock to the Members pursuant to the Agreement was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) and/or Regulation D thereof.

Item 5.02

Departure of Directors or Certain Officers; Appointment of Certain Officers

On March 5, 2012, Allen Huie tendered his resignation as Chief Executive Officer, President and Secretary of the Company.

On March 5, 2012, Chin Wan Tang tendered his resignation as Vice President and Chief Technical Officer of the Company.

On March 5, 2012, Tim Leung Wong tendered his resignation as Vice President and Financial Controller of the Company.

On March 5, 2012, 2012 the Board of Directors of the Company appointed Richard A. Asta to serve as the President and Chief Financial Officer of the Company and G. Richard Hostetter to serve as the Corporate Secretary for the Company.

Mr. Asta, age 55, prior to his appointment as President and Chief Financial Officer of the Company, most recently served as President and Chief Operating Officer of CommerCenters, LLC , a privately-held real estate investment and development company.  Mr. Asta originally joined CommerCenters, LLC in 2008 upon the acquisition by CommerCenters, LLC of RealVest Development, LLC where Mr. Asta served as Chief Executive Officer, President and Chief Operating Officer.  Prior to joining RealVest Development, LLC, Mr. Asta was first Chief Financial Officer and then Chief Executive Officer of Dixon Ticonderoga Company, a multi-national consumer products company based in Heathrow, Florida.  Mr. Asta is a Certified Public Accountant and has a Bachelor of Science Degree in Accounting/Finance from DePaul University. Mr.

Asta is or has been a member of the boards of directors of Dixon Ticonderoga Company, Grupo FILa – Dixon S.p.A. (Mexico), Financial Executives International and the World Trade Center organization.

Mr. Hostetter, age 72, prior to his appointment as Corporate Secretary of the Company, most recently served as General Counsel and Senior Vice President of Capital Markets, CommerCenters, LLC, a privately-held real estate investment and development company. After serving as a consultant in 2007, Mr. Hostetter joined CommerCenters, LLC in 2008.  Prior to joining CommerCenters, LLC, Mr. Hostetter was a principal and director of Century Capital Markets, LLC, a structured finance and capital markets firm located in Orlando, Florida that owned and managed two commercial paper conduits.  Mr. Hostetter served for two years on the Board of CNL Hospitality, Inc. and for twelve years as an independent director for Trustreet Properties, Inc., a NYSE listed company that was acquired by General Electric in 2007. Mr. Hostetter served as a founding independent director on the Board of CNL Mutual Funds, Inc., which oversaw Real Estate Investment Trust stock investments worldwide, through CBRE Securities, Inc.  Mr. Hostetter is a licensed attorney in the state of Georgia and certified as House Counsel in Florida. He received his Bachelor of Science degree from the University of Georgia and his Juris Doctorate from Emory University.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Financial statements for the transactions described in Item 1.01 will be filed under cover of a Form 8-K/A as soon as practicable.

(d) Exhibit

Exhibit

Number

Description

10.1

Membership Interest and Share Exchange Agreement by and between Green Global Investments, Inc., Allen Tat Yan Huie, The Allen Huie Family Trust, CommerCenters, LLC, a Florida limited liability company, and certain individuals listed on Exhibit “A” of the Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.

GREEN GLOBAL INVESTMENTS, INC.

By:	/s/ Allen Huie
Allen Huie
Chief Executive Officer

Dated: March 5, 2012

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